UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2003

RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27640	62-1622383

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2525 West End Avenue
Suite 600
Nashville, TN 37203
(Address of Principal Executive Offices, including Zip Code)

(615) 345-5500
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE 04/29/03

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Exhibit No.

99.1	Press Release, dated April 29, 2003.

Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition)

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under Item 9.

     On April 29, 2003, Renal Care Group, Inc. issued a press release reporting on its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.

By:	/s/ R. Dirk Allison

R. Dirk Allison
Executive Vice President and Chief
Financial Officer

Dated: April 29, 2003

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated April 29, 2003